DEBT ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT

THIS DEBT ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT ("Agreement") is made as of April 1, 2000, by and among RALSTON PURINA COMPANY, a Missouri corporation ("Ralston"), ENERGIZER HOLDINGS, INC., a Missouri corporation ("Energizer") and BANK ONE, NA, individually and in its capacity as agent for the "Lenders" (as defined below).
                              W I T N E S S E T H:
WHEREAS, Ralston is the borrower under that certain 5-Year Revolving Credit Agreement dated as of March 30, 2000 by and among Ralston, the financial institutions from time to time parties thereto as Lenders (the "5-Year Lenders"), Bank One, N.A., as the Administrative Agent (the "Administrative Agent"), Bank of America, N.A., as "Syndication Agent", and Wachovia Bank, N.A., as "Documentation Agent" (collectively, the "Agents") (such 5-Year Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "5-Year Credit Agreement").

WHEREAS, Ralston is the borrower under that certain 364-Day Credit Agreement dated as of March 30, 2000 by and among Ralston, the financial institutions from time to time parties thereto as Lenders (the "364-Day Lenders"), the Administrative Agent, the Syndication Agent and the Documentation Agent (such 364-Day Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement"; together with the 5-Year Credit Agreement, the "Syndicated Agreements").

WHEREAS, Ralston is the borrower under that certain letter agreement dated as of March 30, 2000 by and between Ralston and Bank One, NA (the "Bridge Lender") (such letter agreement, as the same may be amended, restated supplemented or otherwise modified from time to time, the "Bridge Agreement"; together with the Syndicated Agreements, the "Credit Agreements").

WHEREAS,  Energizer  is  a  wholly  owned  subsidiary  of  Ralston.

WHEREAS, effective April 1, 2000, Ralston will distribute all of the shares of Energizer's capital stock to Ralston's shareholders, following which all of Energizer's shares will be held by Ralston's shareholders (the "Spin-Off Transaction").

WHEREAS, in connection with the consummation of the Spin-Off Transaction, Ralston desires to assign to Energizer and Energizer desires to assume all of the indebtedness, obligations and liabilities of Ralston under the Credit Agreements.

WHEREAS, the 5-Year Lenders, the 364-Day Lenders and the Bridge Lender (collectively, the "Lenders") have consented to the assignment by Ralston to Energizer under and subject to the terms and conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto Ralston, Energizer and Bank One, NA, on behalf of the itself, the Agents and the Lenders hereby agree as follows:

1.  Assignment  of  Rights.  As of the "Effective Date" (as defined in Section 8
    ----------------------                                             ---------
below), Ralston hereby assigns all of its rights, duties and obligations under the Credit Agreements to Energizer, including, without limitation, the right to obtain Loans and Letters of Credit under the Syndicated Agreements, all on the terms and subject to the conditions set forth in the Credit Agreements. Each of the parties to this Agreement acknowledges and agrees that from and after the Effective Date, Ralston shall cease to have any rights under the Credit Agreements as the "Borrower" thereunder and shall cease to be a party to any of the Credit Agreements or the other documents, instruments and agreements executed in connection therewith. From and after the Effective Date, all references in the Credit Agreements to the "Borrower" shall mean and be a reference to Energizer.

2.  Assumption  of  Obligations.  As  of  the  Effective  Date, Energizer hereby
    ---------------------------
assumes, as its direct and primary obligation, all rights, duties and obligations of Ralston under the Credit Agreements, including, without limitation the payment and performance obligations and all other liabilities and obligations of Ralston under the Credit Agreements consisting, among other things, of the obligation to repay all loans made to Ralston prior to the Effective Date under the Credit Agreements, to pay interest and fees with respect to all such liabilities and obligations, and indemnification obligations related thereto (collectively the "Assumed Obligations") and hereby agrees to make all payments required under the Credit Agreements as in effect from time to time and to discharge the Assumed Obligations as they become due or are declared due. Each of the parties hereto acknowledges that from and after the Effective Date, Ralston has assigned to Energizer all of the rights of Ralston under the Credit Agreements, including, without limitation, the right to obtain Loans and Letters of Credit and other financial accommodations, all on the terms and subject to the conditions set forth in the Credit Agreements. From and after the Effective Date, Energizer agrees to perform and discharge all of the Assumed Obligations, including, without limitation, performance and observance of all of the covenants and conditions of the Credit Agreements to be performed or observed by Ralston thereunder or in connection therewith, and to be bound in all respects by the terms of the Credit Agreements as they relate to Ralston as if Energizer were an original signatory thereto.

3.  Release  from Duties.  In consideration of the assumption by Energizer, from
    --------------------
and after the Effective Date, Bank One, NA on behalf of itself, the Agents and the other Lenders confirms that Ralston shall be discharged from all of its duties and obligations as Borrower under the Credit Agreements and the other documents, instruments and agreements entered into in connection therewith and that from and after the Effective Date, Ralston shall have no further obligations or liabilities thereunder to the Lenders or the Agents.

4.  Ralston  Representations  and Warranties.  To induce Energizer and Bank One,
    ----------------------------------------
NA to consent to Energizer's assumption of the Assumed Obligations and the release of Ralston as set forth above, Ralston hereby represents and warrants to Bank One, NA, the Lenders and the Agents that, as of the date hereof and as of the Effective Date:
   (a) Ralston (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing will have or is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Ralston and its subsidiaries, taken as a whole, and (iii) has all requisite corporate power and authority to enter into the transactions contemplated by this Agreement.
   (b) Ralston has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.
   (c) Ralston has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.
   (d) This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Ralston enforceable against Ralston in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, including concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (whether enforcement is sought in equity or at law)).

     5.  Energizer  Representations  and  Warranties.  To induce Bank One, NA to
         -------------------------------------------
enter into this Agreement and to induce the Lenders and Agents to consent to Energizer's assumption of the Assumed Obligations and to hereafter make and extend Loans and other financial accommodations to or for the account of Energizer under the Credit Agreements, Energizer hereby represents and warrants to the Lenders and the Agents that, as of the date hereof and as of the Effective Date:
  a) Energizer (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing will have or is reasonably likely to have a Material Adverse Effect; and (iii) has all requisite corporate power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.
  (b) Energizer has the equisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to perform its obligations under the Credit Agreements, and all other agreements, instruments and documents executed and delivered or to be executed and delivered by it pursuant hereto or in connection herewith.
  (c) Energizer has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this
Agreement and all other agreements, instruments and documents executed and delivered by Energizer pursuant hereto or in connection herewith.
  (d) This Agreement and all other agreements, instruments or documents executed and delivered by Energizer pursuant hereto or in connection herewith have been duly executed and delivered and constitute the legal, valid and binding obligations of Energizer enforceable against Energizer in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, including concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (whether enforcement is sought in equity or at law)).
  (e)  Set forth on Exhibit A hereto is a certified calculation of the Net Worth
                    ---------
Condition as of the date hereof and as of the Effective Date after giving effect to the Spin-Off Transactions.

     7.  Further  Assurances.  Energizer  hereby  agrees  to  take  such further
         -------------------
action as may be reasonably requested by Bank One, NA, the Agents or any of the Lenders to effect the provisions of this Agreement, including, without limitation, executing a supplement to each of the Credit Agreements and the documents, instruments and agreements executed in connection therewith pursuant to which Energizer confirms that it has become a party to such Credit Agreements and other agreements as the "Borrower" thereunder as though it was an original party thereto.

     8. Effectiveness of this Agreement. Notwithstanding anything herein, in the
          ---------------------------------
Credit Agreements or any of the other documents, instruments and agreements executed in connection therewith to the contrary, the assignment, assumption and release set forth in Sections 1, 2 and 3 above shall not be effective until each
                     ----------  -     -
of  the  following  have  been  satisfied:
   (a) This Agreement shall have been executed and delivered by each of the parties hereto;
   (b) The Spin-off Transactions shall have occurred in accordance with the terms of the Form-10;
   (c) Bank One, NA has received a certificate from Energizer's chief financial officer demonstrating that the Net Worth Condition has been satisfied as of the effectiveness of and after taking into account all of the Spin-off Transactions and as of the date of delivery thereof; and
   (d) Bank One, NA has received a certificate from Energizer's chief financial officer that no Default or Unmatured Default has occurred and is continuing under the Credit Agreements and all conditions to borrowing contained therein have been and can currently be met by Energizer.

The date upon which all of the conditions to effectiveness shall have been met is sometimes referred to herein as the "Effective Date."

     9.  Section Headings.  The Section headings contained in this Agreement are
         ----------------
for  reference  purposes  only  and  shall  not affect in any way the meaning or interpretation  of  this  Agreement.
     10.  CHOICE  OF  LAW.  BANK ONE, NA ACCEPTS THIS AGREEMENT, ON  BEHALF  OF
          ---------------
ITSELF, THE AGENTS AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN RALSTON, ENERGIZER, BANK ONE, NA OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL
LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

11.  CONSENT  TO  JURISDICTION;  SERVICE  OF  PROCESS;  JURY  TRIAL.
     --------------------------------------------------------------
   (A)  EXCLUSIVE JURISDICTION.  EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF
        ---------------------
THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.
   (B)  OTHER JURISDICTIONS. RALSTON AND  ENERGIZER AGREE THAT BANK ONE, NA, ANY
        --------------------
AGENT OR ANY LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST RALSTON OR ENERGIZER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER RALSTON OR ENERGIZER OR (2) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF RALSTON AND ENERGIZER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON BUT SHALL ONLY BE PERMITTED TO BRING ANY SUCH PERMISSIVE COUNTERCLAIM IN A PROCEEDING BROUGHT PURSUANT TO CLAUSE (A). EACH OF RALSTON AND ENERGIZER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).
   (C)  VENUE. EACH OF RALSTON  AND  ENERGIZER  IRREVOCABLY WAIVES ANY OBJECTION
        -----
(INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.
   (D)  WAIVER OF JURY  TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY
        -----------------------
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
   (E)  ADVICE  OF  COUNSEL.  EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY
        -------------------
HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF
SECTION  11  WITH  ITS  COUNSEL.

     12.  Severability.  Any  provision  of  this  Agreement  that is held to be
          ------------
inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

     13.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
     ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

     14.  Definitions. Capitalized terms not otherwise defined herein shall have
     -----------
the  meanings  ascribed  to  them  in  each  of  the  Syndicated  Agreements.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officer as of the day and year first set for above.

                              RALSTON  PURINA  COMPANY
                              By:/s/James R. Elsesser
                              Name: James R. Elsesser
                              Title: Chief Financial Officer

                              ENERGIZER  HOLDINGS,  INC.
                              By:/s/ Daniel E.Corbin
                              Name: Daniel E. Corbin
                              Title:Executive Vice President - Finance and
                              Control

                              BANK  ONE,  N.A.,
                               Individually and on behalf of the Agents and the Lenders

                              By: /s/ William J. Oleferchik
                              Name: William J. Oleferchik
                              Title:Vice President